Supplemental Oil And Gas Information (Schedule Of Standardized Measure Of Discounted Futures Net Cash Flows From Proved Oil And Gas Reserves) (FY) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Supplemental Oil And Gas Information [Abstract]
Future cash inflows	$ 40,655	$ 65,871	$ 39,889
Future production costs and taxes	(24,829)	(35,877)	(23,343)
Future development costs	(542)	(2,833)	(1,586)
Future income tax expenses
Future net cash flows	15,284	27,161	14,960
Discount at 10% for timing of cash flows	(6,919)	(13,185)	(6,790)
Standardized measure of discounted future net cash flows	$ 8,365	$ 13,976	$ 8,170	$ 5,815